          As filed with the Securities and Exchange Commission on April 15, 2003

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 31, 2003
                                                          --------------



                            Tufco Technologies, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                   0-21108                  39-1723477
 --------------------------      ---------------          -------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)            Identification No.)




   PO Box 23500, Green Bay, Wisconsin                            54305
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code:  920.336.0054
                                                     ------------


================================================================================

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On March 31, 2003, Tufco Technologies, Inc. (the "Company") completed the sale of the assets of its Paint Sundries Division (the "Business") to Trimaco, LLC ("Trimaco") and ACM Investment Co. LLC ("ACM" and, together with Trimaco, the "Purchasers") pursuant to an Amended and Restated Asset and Stock Purchase Agreement, dated as of March 31, 2003 by and among the Company, Tufco, L.P., a subsidiary of the Company and Trimaco (the "Amended Purchase Agreement"). The Amended Purchase Agreement supersedes in its entirety the Asset and Stock Purchase Agreement, dated as of February 21, 2003, by and between the Company, Tufco, L.P. and Trimaco, a copy of which was included as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on February 27, 2003. The total purchase price paid by Purchasers for the Business was $12,298,229, consisting of $9,698,229 for the sale of the assets of the Business and all of the capital stock of Foremost Manufacturing, Inc., and $2,600,000 for the sale of the Company's Manning, South Carolina manufacturing plant. In addition, Trimaco agreed to assume certain liabilities related to the Business. Pursuant to the Amended Purchase Agreement, at the closing, $500,000 of the purchase price was delivered to JPMorgan Trust Company, as escrow agent, to be held in escrow for a period of six months in order to secure certain of the Company's obligations under the indemnification provisions of the Amended Purchase Agreement.

         The terms of the Amended Purchase Agreement, including the amount of consideration paid by Trimaco and ACM, were determined pursuant to arm's-length negotiations.

         Pursuant to the Amended Purchase Agreement, the effective date of the closing for financial purposes is February 28, 2003 (the "Financial Closing"). The Amended Purchase Agreement provides for a financial closing as of the Financial Closing date, to the effect that Trimaco is entitled to the revenues of the Business from and after the Financial Closing, and is responsible and will reimburse the Company and Tufco L.P. for the expenses incurred and liabilities satisfied by them in connection with the operation of the Business from and after the Financial Closing until the closing of the sale on March 31, 2003. The parties expect to undertake a reconciliation of the above during the 20 business days following the closing, subject to review by an independent accounting firm. In addition, the purchase price is subject to adjustment to reflect the actual working capital of the Business on the Financial Closing.

         At the closing, the parties agreed for a period of two years following the Financial Closing not to solicit the employees of the other party or engage in competition with respect to products and/or services which were, as of the closing date (or for a period of 12 months prior to the closing date) being manufactured, distributed, marketed or sold by such party. In addition, Tufco, L.P. agreed for a period of one year after the Financial Closing to provide Trimaco with a right of first negotiation to distribute and market its wet wipes product, and for a period of two years after the Financial Closing not to produce certain paper products at its Newton, North Carolina plant.

         The foregoing description of the Amended Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Purchase

Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         A copy of the Company's press release, dated March 31, 2003, announcing the completion of the sale of the Business has been filed as Exhibit 99.1 to this Current Report.

ITEM 5. OTHER EVENTS

         The Company used a portion of the proceeds of the sale of the Business to retire all of its outstanding term and revolving loans under the Company's Amended and Restated Credit Agreement, dated as of August 15, 2002 among Tufco, L.P., the Company, and JPMorgan Chase Bank, as lender and agent for itself and the other lenders which from time to time may be named therein (the "Senior Lenders"), as amended (the "Credit Agreement"). Effective as of the closing of the sale of the Business, the Company entered into a Second Amended and Restated Credit Agreement dated March 31, 2003 among Tufco L.P., the Company and the Senior Lenders (the "Amended Credit Agreement"). The Amended Credit Agreement supersedes the Credit Agreement in its entirety and, among other things, reflects the release of the Senior Lender's security interest in assets of the Business and the Manning, South Carolina manufacturing plant sold pursuant to the Amended Purchase Agreement and reduces the amount of the revolving loan under the Credit Agreement from $10,000,000 to $6,000,000.

         The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Credit Agreement, which is included as Exhibit 10.19 to this Current Report on Form 8-K and is incorporated herein by reference.

         Concurrently with the sale of the Business and the amendment of the Credit Agreement, the Company reorganized its corporate structure by merging certain of its wholly-owned subsidiaries with and into the Company, with the Company as the surviving entity, and merging the Company's wholly-owned subsidiary Tufco Tech, Inc. with and into Tufco LLC, a newly-formed wholly-owned subsidiary, with Tufco LLC as the surviving entity. As a result of the reorganization, Tufco LLC became the general partner of Tufco, L.P.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

         None.

         (b)      Pro Forma Financial Information.

         The following unaudited pro forma condensed consolidated financial statements present pro forma financial information for the Company giving effect to the sale of the Business to the Purchasers on March 31, 2003, effective for financial purposes as of February 28, 2003 and the use of the proceeds from the sale of the Business to retire debt, as described in this Current Report on Form 8-K.

         The December 31, 2002 Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the sale and the retirement of debt were effective December 31, 2002. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended December 31, 2002, and for the year ended September 30, 2002 assume the sale and the retirement of debt were effective as of the beginning of the fiscal year ended September 30, 2001.

         The unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and related footnotes included in the Company's 2002 Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q for the quarters ended December 31, 2002, June 30, 2002, March 31, 2002 and December 31, 2001.

         The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of future financial position or future results of operations of the Company that would have actually occurred had the events occurred as of the date or for the periods presented.

                            Tufco Technologies, Inc.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                             As of December 31, 2002
                (amount in 000's except share and per share data)

                                                          Pro Forma
ASSETS                                     Historical     Adjustments        Pro Forma
                                          ------------   ------------       ------------
CURRENT ASSETS                            $     19,804   $     12,298 (a)   $     16,473
                                                               (7,936)(b)
                                                               (7,693)(c)
PROPERTY, PLANT AND EQUIPMENT
- Net                                           17,901         (2,791)(b)         15,110
GOODWILL - Net                                  10,345         (3,134)(b)          7,211
OTHER ASSETS - Net                                 706             (4)(b)            617
                                                                  (85)(c)
                                          ------------   ------------       ------------
TOTAL                                     $     48,756   $     (9,345)      $     39,411
                                          ============   ============       ============

LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES                       $      7,430   $     (1,630)(b)   $      5,527
                                                                 (773)(c)
                                                                  500 (d)
LONG-TERM DEBT - Less current portion            7,670         (6,920)(c)            750

DEFERRED INCOME TAXES                              668             --                668

STOCKHOLDERS' EQUITY                            32,988             63 (e)         32,466
                                                                  (85)(c)
                                                                 (500)(d)
                                          ------------   ------------       ------------
TOTAL                                     $     48,756   $     (9,345)      $     39,411
                                          ============   ============       ============

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                            Tufco Technologies, Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                      Three Months Ended December 31, 2002
                (amount in 000's except share and per share data)



                                                              Pro Forma
                                             Historical      Adjustments         Pro Forma
                                           -------------    -------------       -------------
NET SALES                                  $      18,419    $      (5,889)(f)   $      12,530
COST OF SALES                                     16,189           (4,989)(f)          11,200
                                           -------------    -------------       -------------
GROSS PROFIT                                       2,230             (900)              1,330
OPERATING EXPENSES:                                1,848             (530)(f)           1,313
                                                                       (5)(g)
                                           -------------    -------------       -------------
OPERATING INCOME (LOSS)
                                                     382             (365)                 17
OTHER INCOME (EXPENSE):                              (93)              91 (g)              (2)
                                           -------------    -------------       -------------

INCOME (LOSS) BEFORE INCOME TAXES                    289             (274)                 15
INCOME TAX EXPENSE (BENEFIT)                         122             (107)(h)              15
                                           -------------    -------------       -------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS                                 $         167    $        (167)      $          --
                                           =============    =============       =============

EARNINGS (LOSS) PER SHARE:
    Basic                                  $        0.04               --       $       (0.00)
                                           =============                        =============
    Diluted                                $        0.04               --       $       (0.00)
                                           =============                        =============

WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING:
    Basic                                      4,627,844               --           4,627,844
                                           =============                        =============
    Diluted                                    4,627,844               --           4,627,844
                                           =============                        =============


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                            Tufco Technologies, Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                          Year Ended September 30, 2002
               (amount in 000's except share and per share data)

                                                   Pro Forma
                                  Historical       Adjustments          Pro Forma
                                  -----------      -----------         -----------
NET SALES                         $    75,657      $   (25,223)(f)     $    50,434
COST OF SALES                          66,978          (22,407)(f)          44,571
                                  -----------      -----------         -----------
GROSS PROFIT                            8,679           (2,816)              5,863
OPERATING EXPENSES:                     9,100           (2,565)(f)           6,517
                                                           (18)(g)
                                  -----------      -----------         -----------
OPERATING INCOME (LOSS)                  (421)            (233)               (654)
OTHER INCOME (EXPENSE):                  (436)             426 (g)             (10)
                                  -----------      -----------         -----------

INCOME (LOSS) BEFORE
  INCOME TAXES                           (857)             193                (664)
INCOME TAX EXPENSE (BENEFIT)             (104)              75 (h)             (29)
                                  -----------      -----------         -----------
INCOME (LOSS) FROM CONTINUING
OPERATIONS                        $      (753)     $       118         $      (635)
                                  ===========      ===========         ===========

EARNINGS (LOSS) PER SHARE:
     Basic                        $     (0.16)              --         $     (0.14)
                                  ===========                          ===========
     Diluted                      $     (0.16)              --         $     (0.14)
                                  ===========                          ===========

WEIGHTED AVERAGE COMMON
     SHARES OUTSTANDING:
     Basic                          4,627,844               --           4,627,844
                                  ===========                          ===========
     Diluted                        4,627,844               --           4,627,844
                                  ===========                          ===========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.


     Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

     1.  Pro Forma Adjustments:

         (a) Reflects the actual proceeds received from the Sale of the Business.

         (b) Reflects the historical assets and liabilities of the Business including a plant in Manning, South Carolina where the Business's products are manufactured, and a

         St. Louis, Missouri sales office.

         (c) Reflects reduction of term debt paid with the net proceeds from the sale of the Business including write-off of related unamortized loan origination costs.

         (d) Reflects legal and other transaction expenses related to the sale of the Business.

         (e) Reflects the gain on sale of the Business.

         (f) Reflects the historical operating results for the fiscal year ended September 30, 2002 and the three months ended December 31, 2002. Results for the fiscal year ended September 30, 2002 included a gain on the sale of an asset and a non-recurring reserve for damaged inventory.

         Although management expects to achieve some efficiencies as a result of the sale of the Business, firm plans have not been determined and, therefore, no adjustments have been included in the pro forma condensed consolidated statements of income.

         (g) Reflects a reduction of loan origination fees amortization and a reduction of interest expense as a result of a reduction of term debt.

         Adjustments have not been made to the unaudited pro forma condensed consolidated statements of income for the year ended September 30, 2002 and three months ended December 31, 2002 for interest income management expects to earn on net proceeds from the sale of the Business.

         (h) Reflects an estimated tax provision (benefit) for the year ended September 30, 2002 and the three months ended December 31, 2002 at a rate of 39%.

(c)   EXHIBITS

         2.1 Amended and Restated Asset and Stock Purchase Agreement, dated as of March 31, 2003, by and among Tufco Technologies, Inc.,
                  Tufco, L.P., and Trimaco, LLC.

         10.19    Second Amended and Restated Credit Agreement dated March 31,
                  2003 among Tufco L.P., as Borrower, Tufco Technologies, Inc., as the Parent, JPMorgan Chase Bank, as Agent, and the banks named therein.

         99.1     Press Release dated March 31, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TUFCO TECHNOLOGIES, INC.


Dated:  April 14, 2003                               By: /s/ Michael B. Wheeler
                                                         -----------------------
                                                         Michael B. Wheeler
                                                         Vice President and
                                                         Chief Financial Officer

                                 EXHIBITS INDEX

Exhibit
Number            Description
-------           -----------
2.1               Amended and Restated Asset and Stock Purchase Agreement,
                  dated as of March 31, 2003, by and among Tufco Technologies,
                  Inc., Tufco, L.P., and Trimaco, LLC.

10.19             Second Amended and Restated Credit Agreement dated March 31,
                  2003 among Tufco L.P., as Borrower, Tufco Technologies, Inc., as the Parent, JPMorgan Chase Bank, as Agent, and the banks named therein.

99.1              Press Release dated March 31, 2003